Alliqua™

A Biomedical Products Company

February 2013

Investor Presentation

Safe Harbor

This presentation contains forward-looking statements. Forward-looking statements are generally identifiable by the use of words like "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties outside of the our control that can make such statements untrue, including, but not limited to, inadequate capital, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, termination of contracts or agreements, technological obsolescence of our products, technical problems with our research and products, price increases for supplies and components, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this presentation regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and/or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that we will be able to develop new products on the basis of our technologies. In addition, other factors that could cause actual results to differ materially are discussed in our Annual Report on Form 10-K filed with the SEC on March 29, 2012 and our most recent Form 10-Q filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. We undertake no obligation to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise.

Agenda

- The Company
- Investment thesis
- Business Plan
- Summary
- Q&A

Alliqua Snapshot

History	Dynamics*

History

- Proprietary hydrogel platform
- Founded in 1996
- Public since 2010
- Received product reimbursement in 2012

Dynamics*

Ticker:	ALQA
Shares out:	260M
Stock price:	$0.08
Market cap:	$20.2M
Avg 3mo vol:	0.67M

Note: stock market data as of February 7, 2013

Alliqua™
A Biomedical Products Company

Clear and Focused Direction

Yesterday	Today

Yesterday

- Hydrogel contract manufacturing
- Hepalife BioSystems* IP
- SilverSeal® Hydress®

Today



Alliqua, Inc.
Hydrogel Technology
Alliqua Biomedical
Drug Delivery
Aquamed Technologies
Wound Care

**NOTE: non-core product; strategic attention*

Investment Thesis

- World-class leadership team
- Proven, biologically accepted technology ~ manufacturing capability
- FDA-approved, reimbursed, commercialized wound-care products
- Large addressable markets: $27B
  - Driving growth: Aquamed Technology and Alliqua Biomedical
- Vertical integration – ability to leverage margins and product pricing

Powerful Value Drivers

Experience • Competence • Commitment

Management team / board of directors



Dr. Jerry Zeldis
Chairman,
Alliqua, Inc.

CEO, Celgene
Global Health



Dave Johnson
CEO, Alliqua, Inc
Chairman, Aquamed

Former CEO
Convatec, Inc.



James Sapirstein
CEO, Alliqua
BioMedical

Former BMS,
Serono, Gilead

Alliqua™
A Biomedical Products Company

Proven Technology • Biologically Accepted

Manufacturing Capability



- Hydrogel – biologically compatible
- Electron beam
  - Safety profile and flexibility
- 10% utilization
  - Expansion without additional capital investment
- Contract manufacturing
  - Credibility and reference
- Large wholesale dollar production capacity

Approved Products • Large Markets

Effective, FDA-approved, reimbursed, commercialized wound-care products





- Achieved VA formulary status Jan 2013
- Post-marketing studies
  - SilverSeal® pilot study in foot and ankle surgery patients
  - Interim results presented Feb 2013 at ACFAS
  - SilverSeal reduced incidents of infection, dehiscence and scarring vs control
  - Price/value proposition focus?

Alliqua™
A Biomedical Products Company

Aquamed Technologies

Advanced Wound Management



Global wound-care market: $5.0B
Growth: 5-7%

- Build core competencies
  - Sales and marketing
  - M&A
- Expand distribution platforms
- Accelerate SilverSeal®/Hydress® growth
- Consolidate technology platforms
  - Expand customer solutions
- Expand revenue; become cash positive

Vision: To build a world-class, advanced wound technology company, leveraging organic growth and M&A to build patient-oriented solutions

**Source: Markets and Markets Report: Wound Care Market (Traditional Wound Care, Advanced Wound Care, Active Wound Care, Negative Pressure Wound Therapy & Other Therapy Devices) - Current Trends, Opportunities & Global Forecasts to 2016, November 2012*

Alliqua Biomedical
Drug Delivery

Global drug delivery market: $22B*

- Leverage hydrogel technology
  - Compatible with existing compounds
  - Systemic delivery
  - Pharmaceutically elegant
- Reformulate marketed transdermal products
  - Streamlined regulatory pathways
- Formulate novel compounds for transdermal use
- Ease of manufacturing
  - Low COGs

Vision: To leverage hydrogel technology into a leading transdermal drug delivery company

**Source: PharmaLive Special Reports: Transdermal Medicine Review and Outlook, September 2011*

Investment Thesis

- World-class leadership team
- Proven, biologically accepted technology ~ manufacturing capability
- FDA-approved, reimbursed, commercialized wound-care products
- Large addressable markets: $27B
  - Driving growth: Aquamed Technology and Alliqua Biomedical
- Vertical integration – ability to leverage margins and product pricing

Powerful Value Drivers

Strategy for Growth


Alliqua Biomedical
Leadership
Capabilities
Licensing
Development
Commercialization
2013
2014
2015
2016
Aquamed Technologies
Leadership
Sales team
SilverSeal/Hydress
• Revenue growth
• Int'l expansion
• M&A
Contract mfg
2013
2014
2015

Alliqua
A Biomedical Products Company

Alliqua Summary

Focused Direction

Alliqua, Inc.

Alliqua Biomedical | Aquamed Technolog y

Hydrogel Technology Platform

Powerful Value Drivers

- World-class leadership team
- FDA approved, reimbursed, wound-care products
- Powerful, realistic direction
- Large market opportunity

Path to Success

Alliqua™

A Biomedical Products Company

Thank you for your attention